Exhibit 24(a)


                                POWER OF ATTORNEY




KNOW ALL PERSONS BY THESE PRESENTS:

         That I, A. Dean Arganbright , hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of September, 1999.


                                                     /s/ A. Dean Arganbright
                                                     A. Dean Arganbright

                                                                   Exhibit 24(a)



                                POWER OF ATTORNEY




KNOW ALL PERSONS BY THESE PRESENTS:

         That I, Michael S. Ariens , hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of September, 1999.


                                                     /s/ Michael S. Ariens
                                                     Michael S. Ariens

                                                                   Exhibit 24(a)



                                POWER OF ATTORNEY




KNOW ALL PERSONS BY THESE PRESENTS:

         That I, Richard A. Bemis , hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of September, 1999.


                                                     /s/ Richard A. Bemis
                                                     Richard A. Bemis

                                                                   Exhibit 24(a)



                                POWER OF ATTORNEY




KNOW ALL PERSONS BY THESE PRESENTS:

         That I, Daniel A. Bollom , hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of September, 1999.


                                                     /s/ Daniel A. Bollom
                                                     Daniel A. Bollom

                                                                   Exhibit 24(a)




                                POWER OF ATTORNEY




KNOW ALL PERSONS BY THESE PRESENTS:

         That I, Clarence R. Fisher , hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of September, 1999.


                                                     /s/ Clarence R. Fisher
                                                     Clarence R. Fisher

                                                                   Exhibit 24(a)




                                POWER OF ATTORNEY




KNOW ALL PERSONS BY THESE PRESENTS:

         That I, Robert C. Gallagher , hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of September, 1999.


                                                     /s/ Robert C. Gallagher
                                                     Robert C. Gallagher

                                                                   Exhibit 24(a)




                                POWER OF ATTORNEY




KNOW ALL PERSONS BY THESE PRESENTS:

         That I, Kathryn M. Hasselblad-Pascale, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of September, 1999.


                                             /s/ Kathryn M. Hasselblad-Pascale
                                             Kathryn M. Hasselblad-Pascale

                                                                   Exhibit 24(a)



                                POWER OF ATTORNEY




KNOW ALL PERSONS BY THESE PRESENTS:

         That I, James L. Kemerling , hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of September, 1999.


                                                     /s/ James L. Kemerling
                                                     James L. Kemerling

                                                                   Exhibit 24(a)



                                POWER OF ATTORNEY




KNOW ALL PERSONS BY THESE PRESENTS:

         That I, Larry L. Weyers , hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of September, 1999.


                                                     /s/ Larry L. Weyers
                                                     Larry L. Weyers